Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of PhotoAmigo, Inc. (the "Company") on Form 10-Q for the quarter ended April 30, 2018 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Sheng-Yih Chang, the Company's Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Dated: June 14, 2018

/s/ Sheng-Yih Chang
Sheng-Yih Chang
Chief Financial Officer